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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 15, 2004



                              NET PERCEPTIONS, INC.
             (Exact name of Registrant as specified in its charter)


            DELAWARE                     000-25781              41-1844584
(State or other jurisdiction of     (Commission File No.)      (IRS Employer
 incorporation or organization)                              Identification No.)


                         ONE LANDMARK SQUARE, 22ND FLOOR
                           STAMFORD, CONNECTICUT 06901
          (Address of principal executive offices, including zip code)
                                 (203) 428-2040
              (Registrant's telephone number, including area code)


                    7700 FRANCE AVENUE SOUTH, EDINA, MN 55345
          (Former name or Former Address if Changed Since Last Report)

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ITEM 5. Other Events and Required FD Disclosure.

     See press release of Net Perceptions, Inc. dated July 15, 2004 attached as
Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


ITEM 7. Financial Statements, Pro Forma Information and Exhibits

     (c)  Exhibits

          99.1 Press Release, dated July 15, 2004

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NET PERCEPTIONS, INC.


Date: July 15, 2004                    By:  /s/ Nigel P. Ekern
                                           ------------------------------------
                                            Nigel P. Ekern,
                                            Chief Administrative Officer

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                                  EXHIBIT INDEX


Exhibit 99.1      Press Release, dated July 15, 2004